Victory Portfolios

Victory RS Small Cap Growth Fund

(the "Fund")

Supplement dated January 17, 2024,

to the Statement of Additional Information dated May 1, 2023, as supplemented ("SAI")

The Board of Trustees of Victory Portfolios (the "Trust"), upon the recommendation of Victory Capital Management Inc., the Trust's investment adviser, approved the following changes to the Fund's advisory fees. The advisory fee for the Victory RS Small Cap Growth Fund listed in the table under the subheading Equity Funds on page 68 of the SAI is deleted and replaced with the following:

Fund	Advisory Fee
Victory RS Small Cap Growth Fund	0.95% on the first $1 billion, 0.825% on the next $1 billion, and 0.75% on assets in excess of $2 billion

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If you wish to obtain more information, please call the Victory Funds at 800-539-FUND (800-539-3863) or your financial advisor.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.